John Hancock Funds II
Supplement dated November 23, 2011
to the current Class C Prospectus
In the “Account policies” section, the third paragraph under the “Exchanges” sub-section is replaced with the following:
Provided a fund’s eligibility requirements are met, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A and Class C shares (not subject to a CDSC) shares also owned by the investor in the same fund to Class I shares of that fund. Conversion of Class A shares and Class C shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference